POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Sharon Spehar, Stock Plan Administrator, Charles

Van Orden, Vice President and General Counsel and Megan Comport,

Associate General Counsel and each of them, his true and lawful attorney-

in-fact to:

  (1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of SanDisk Corporation

(the "Corporation"), any and all Form 3, 4 and 5 reports

required to be filed by the undersigned in accordance with Section 16(a)

of the Securities Exchange Act of 1934 and the rules thereunder;

  (2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 report and timely file such report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of such attorney-in-

fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this

Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Corporation hereby assuming, any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 3, 4 and 5 reports with respect to the undersigned's holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

  IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 23rd day of September, 2005.

Signature

/s/ Randhir Thakur

Randhir Thakur

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